UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 1, 2005
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                           The Jackson Rivers Company
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             (Exact name of registrant as specified in its charter)

         Florida                      333-70932                  65-1102865
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

     5520 Wellesly Street, Suite 109, La Mesa, California          91942
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (619) 342-7443

     402 West Broadway, Suite 400, San Diego, California          92101
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on 8-K dated December 1, 2005 filed with the Securities and Exchange Commission on December 7, 2005 to include the requirements of Item 9.01(a) Financial Statements of Business Acquired, Item 9.01(b) Pro Forma Financial Information.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

           See Items and 2.01 and 5.01.

Item 1.02  Termination of a Material Definitive Agreement.

           Not applicable.

Item 1.03  Bankruptcy or Receivership.

           Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

      On December 2, 2005, The Jackson Rivers Company, a Florida corporation ("JRC"), through its wholly-owned subsidiary, JKRC Sub, Inc., a Texas corporation ("JKRC"), consummated its acquisition of Diverse Networks Inc., a Texas corporation ("DNI"), pursuant to that certain Agreement and Plan of Merger, dated December 1, 2005, by and among JRC, JKRC, DNI, and each of the stockholders of DNI (the "Merger Agreement"). Pursuant to the Merger Agreement, DNI merged with and into JKRC, with JKRC as the surviving corporation, and each share of DNI common stock outstanding at the effective time of the merger was converted into the right to receive either (i) $0.21 in the form of a one-year 8% promissory note, or (ii) one share of a JRC Series B Preferred Stock, at the election of each DNI stockholder.

      Each share of Series B stock will initially be convertible, starting December 1, 2007, into that number of shares of The Jackson Rivers Company common stock obtained by multiplying the number of shares to be converted by a fraction, the numerator of which is .5942795 and the denominator equal to the "market price" of The Jackson Rivers Company common stock at the time of conversion. The conversion rate is subject to adjustment. See Item 5.03.

      JRC issued approximately $862,000 in promissory notes and 1 million shares of Series B Preferred Stock to DNI stockholders. These issuances were exempt under Section 4(2) of the Securities Act of 1933, as amended. In addition, JRC assumed $228,000 of outstanding DNI debt in connection with the transaction.

      The terms of the Merger Agreement provides that certain events (Section 8) shall constitute an Event of Default thereunder, which events shall give the non-defaulting party the right to require all parties to the Merger Agreement to take all actions required to unwind and effectively rescind the Merger.

      This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

Item 2.02  Results of Operations and Financial Condition.

           Not applicable.


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Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

           Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

           Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

           Not applicable.

Item 2.06  Material Impairments.

           Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

           Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

           See Item 2.01 above.

Item 3.03  Material Modification to Rights of Security Holders.

           Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

           Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

      On December 1, 2005, in connection with the consummation of the transaction described under Item 2.01 above, we entered into a stock purchase agreement with Jeffrey W. Flannery, our Chief Executive Officer (and former President), and then controlling stockholder and James E. Nelson, our new President and Chief Operating Officer, whereby Mr. Flannery agreed to sell 480,000 shares of our Series A Preferred Stock held by him to Mr. Nelson for a purchase price of $150,000 in the form of a secured promissory note in the principal amount of $150,000, accruing interest at 8% and payable in full on or before November 30, 2007. The note is secured by a Pledge Agreement, whereby Mr. Nelson pledged, and granted a security interest in and to, the Series A Preferred Stock purchased from Mr. Flannery until such time as the payments due under the note have been paid in full. Mr. Flannery continues to hold 480,000 shares of Series A Preferred Stock.


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

      Each share of Series A Preferred Stock is convertible into 1,000 shares of our common stock and has voting rights equal to 2,000 votes for each share of Series A Preferred Stock. As of the date hereof, we had approximately 8.2 million shares of our common stock outstanding

      The sale of the Series A Preferred Stock by Mr. Flannery to Mr. Nelson effectively transferred Mr. Flannery's control of the company to shared control by Mr. Flannery and Mr. Nelson.

      The sale of the shares of Series A Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(1) of the Securities Act (under the so-called "4(1 1/2) exemption" of the Securities Act).


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (a) On December 1, 2005, Dennis Lauzon resigned as a Director of The Jackson Rivers Company. Mr. Lauzon's resignation was not based on any disagreement with us on any matter relating to our operations, policies or practices.

      (b) In connection with the transaction described under Item 2.01 above, on December 1, 2005, Jeffrey W. Flannery resigned from his positions as President of The Jackson Rivers Company. Mr. Flannery's resignation was not based upon any disagreement with us on any matter relating to our operations, policies or practices.

      (c) Concurrently with Mr. Flannery's resignation as President and in connection with the transaction described under Item 2.01 above, our Board of Directors appointed James E. Nelson as President and Chief Operating Officer of The Jackson Rivers Company. Mr. Nelson has an employment agreement, effective December 1, 2005 (the "Employment Agreement") which provides for a three-year term expiring on December 31, 2008 and an annual salary of $120,000 through year end 2006, increasing to $126,000 for fiscal year 2007 and $132,300 for fiscal year 2008. The agreement also provides for medical benefits and grants of 2,000,000 options at an exercise price of $.015 per share. Such options will vest over a 3 year period with 50% vesting on December 1, 2006, an additional 25% vesting on the December 1, 2007 and the final 25% on December 1,, 2008. To the extent that Mr. Nelson is terminated for a reason other than "cause" or if there is a "change of control" , Mr. Nelson is entitled to a lump sum payment equal to 2 years' worth of salary/bonus and the continuation of health benefits for a period of 3 years. The description of this Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is incorporated herein by reference.


James E. Nelson has been a director of The Jackson Rivers Company and its President, and Chief Operatng Officer since December 1, 2005. Mr. Nelson has served as the Chief Executive Officer, President, and a founder of Diverse Networks, Inc. in Houston Texas since 1998. Jim brings over 40 years of experience in engineering design, business operations, and technology consulting and senior level management to the company. Jim has many years experience both in the industrial automation industry and in the design, deployment, and commercialization of wireless data communication networks. Early in his career, Jim was involved in design and deployment of some of the world's largest pipeline SCADA projects such as ExxonMobil system, Shell system, Trans-Alaska Pipeline, and Louisiana Offshore Oil Port (LOOP). Jim has an extensive knowledge base of all types of wireless data communication technologies as applicable for both fixed and mobile applications. Before founding Diverse Networks in 1998 he was the Vice President of Network Engineering and Operations at Metricom, Inc. and as such had senior management responsibility for the deployment and ongoing operations of Metricom's wireless Internet product called Ricochet. Jim serves on the Advisory Board of the Houston InfoComm Technology (HIT) Center and has previously served as an Advisor to the University Of Houston College Of Engineering and on the Industry Advisory Council of the Department of Engineering Technology & Industrial Distribution at Texas A&M University. He is the founder and Director of To His Honor Ministries, a non-profit, Houston based sponsor of youth basketball teams and the Vice Chairman of the Gulf District AAU Boys Basketball program. Jim has a Bachelor of Science degree in Electrical Engineering from Texas A&M University, a Masters of Communication Technology certification from the American Institute, and for almost 40 years was a Registered Professional Engineer in the State of Texas.


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

      (d) On December 1, 2005, in connection with the transaction described under Item 2.01 above, pursuant to a resolution our Board of Directors appointed James E. Nelson as a Director to fill the vacancy created by Mr. Lauzon's resignation.


Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      On December 1, 2005, our Board of Directors approved an amendment to our Articles of Incorporation (filed with the Florida Secretary of State on December 2, 2005) to amend and restate the terms of our Series B Preferred Stock in their entirety (the "Amendment"). Prior to this amendment, no shares of Series B Preferred Stock had been issued. Our articles of incorporation provide for our Board of Directors to fix the terms of preferred stock by resolution without the vote of stockholders. Pursuant to the terms of the Amendment, the total authorized shares of Series B Preferred Stock was reduced from 10,000,000 to 8,413,607 shares.

      Each share of Series B stock will initially be convertible, starting December 1, 2007, into that number of shares of The Jackson Rivers Company common stock obtained by multiplying the number of shares to be converted by a fraction, the numerator of which is .5942795 and the denominator equal to the "market price" (as defined in the Amendment) of The Jackson Rivers Company common stock at the time of conversion. The conversion rate is subject to adjustment in certain circumstances, as set forth in the amendment. The Series B Preferred Stock can be redeemed at "market value" (as defined in the Amendment) and has a right to be paid a liquidation preference at "market value" prior to any payments to the Series A Preferred Stock and the common stockholders in a liquidation. The Series B Preferred Stock is non-voting.

      This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

           Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

           Not applicable.

Section 6 - [Reserved]

           Not applicable.

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

           Not applicable.

Section 8 - Other Events

Item 8.01  Other Events.

           Not applicable.

Section 9 - Financial Statements and Exhibits


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Item 9.01  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            (i) The audited financial statements of Diverse Networks, Inc. for its fiscal years ended December 31, 2004 and 2003; and

            (ii) The unaudited consolidated financial statements of Diverse Networks, Inc. for the nine-month period ended September 30, 2005 and September 30, 2004.

      (b)   Pro Forma Financial Information.

            (i) The unaudited consolidated pro forma financial statements of The Jackson Rivers Company and Diverse Networks, Inc. for the nine month period ended September 30, 2005; and

            (ii) The unaudited pro forma statement of operations of The Jackson Rivers Company and Diverse Networks, Inc. for the fiscal year ended December 31, 2004.

            The unaudited pro forma financial statements presented herein are for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of The Jackson Rivers Company and Diverse Networks, Inc. The un-audited pro forma information is not necessarily indicative of the future financial position or operating results of the combined company.

      (c)   Exhibits.


            Exhibit
            Number                       Description
            ------                       -----------

            3.1 Articles of Amendment to the Articles of Amendment of The Jackson Rivers Company amending and restating the terms of the Series B Preferred Stock, filed with the Florida Secretary of State on December 2, 2005.*

            10.1 Agreement and Plan of Merger dated December 1, 2005 by and among The Jackson Rivers Company, JKRC Sub Inc., Diverse Networks.*

            10.2 Stock Purchase Agreement dated as of December 1, 2005 by and between Jeffrey W. Flannery, James E. Nelson and The Jackson Rivers Company.*

            10.3 Employment Agreement dated as of December 1, 2005, by and between The Jackson Rivers Company and James E. Nelson.*

            99.1  Financial Statements listed in Item 9.01(a) above.

            99.2  Pro Forma Financial Information listed in Item 9.01(b) above.
            --------------------------------------------------------------------
            * Previously filed as Exhibits to the Current Report on Form 8-K of the registrant dated December 1, 2005 and filed with the Securities and Exchange Commission on December 7, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE JACKSON RIVERS COMPANY

                                  (Registrant)


Date:  February 16, 2005          By: /s/ Jeffrey W. Flannery
                                      ------------------------------------------
                                  Jeffrey W. Flannery, Chief Executive Officer,
                                  Chief Financial Officer, Treasurer and
                                  Secretary


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